UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2020

PLAYBOX(US), INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-52753	n/a
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4200 Morris Drive, Burlington, L7L5L6 Canada

_________________________________________

(address of principal executive offices) (zip code)

(888) 993-0989

_________________________________________

(registrant’s telephone number, including area code)

 Suite 319

130 Shaftesbury Avenue

London, England W1D SEU

44 (0) 20 7031 1189

_________________________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company /_/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. /_/

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 20, 2019, Michael Hough issued a resignation as the Secretary of Playbox(US), Inc. pursuant to a Securities Purchase Agreement with Hydro Power Technologies Inc.

Concurrently, the following new Officers and Directors have been selected to service the Company and ensure continuity of its business and corporate affairs:

Michael Shamber, President/Director

Calvin Lucyshyn, CFO,

Darren Timmer, Secretary, Treasurer,

Marlene Schluter, VP, Bus. Affairs, Manager, Corporate Governance,

John Versfelt, Director of the Company

The biographical information for the new Officers and Directors is as follows:

Michael Shamber - President/Director

Michael joined Hydro Power Technologies, Inc in August 2013 as President. Michael's previous roles included Vice President of Acquisitions at International Properties Group Ltd. a publicly held real estate corporation. Michael was a key facilitator of large and complex commercial real estate transactions and successfully transitioned into the role of Vice President at Mortgage Alliance Canada. Over the last 14 years, Michael was responsible for key account relationships for both public and private sector clients. Currently Michael is overseeing the transition of the company to a publicly traded entity. Michael will manage all vendor financial plans and prepare budgets, tax structures and strategies as required.

Calvin Lucyshyn - CFO

Mr. Lucyshyn is a Director and CFO of Credent. Mr. Lucyshyn, a chartered accountant since 1993, has held financial control and reporting positions in the drilling industry for over eighteen years. From 1994-2005 he was the Controller for Westbay SonshipYacht Builders Ltd., a semi-custom builder of fiberglass motor yachts. From 1998 to 2003 he was the Financial Controller at The Crossing Company Inc., a civil engineering horizontal drilling company operating in Canada and the USA. He is currently the CFO/Controller of Cabo Drilling Corp., a drilling service contractor for the mineral exploration industry, with locations throughout Canada, Central and South America, and Western Europe, a position he has held since 2005, and the CFO for IMMC, a position he has held since 2006. Mr. Lucyshyn was the Director and CFO of Fortify Resources Inc. from July 2015 to November 2016. Mr. Lucyshyn was the CFO of Cabre Capital Corp. from March 2010 to June, 2011. Mr. Lucyshyn earned a Bachelor of Commerce degree from the University of Saskatchewan in 1990. Mr. Lucyshyn will devote such time and expertise as is reasonably required by the Resulting Issuer.

Darren Timmer - Secretary, Treasurer

Mr. Timmer is Corporate Secretary of Credent. Mr. Timmer has 13 years of regulatory and policy experience. He has worked for Cabo Drilling since 2005, and is currently Corporate Secretary, a position he has held since 2011. Mr. Timmer is also Corporate Secretary for IMMC and Fortify Resources. Mr. Timmer was the President of Coquitlam Search and Rescue Society, from 2014 to 2016 and a Board Member from 20018 to 2018. Mr. Timmer earned a Bachelor of Science (Honors) in Geography from the University of Victoria in 2001 and a Master of Arts in Geography from the University of Guelph in 2004. Mr. Timmer will devote such time and expertise as is reasonably required by the Resulting Issuer.

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Marlene Schluter VP, Bus. Affairs, Manager, Corporate Governance

Vice President, Corporate Governance On board of Hydro Power Technologies, Inc in June 2014 as Vice President of Corporate Governance Marlene is currently responsible for all compliance, corporate resources, regulatory requirements while working in partnership with the Board to ensure corporate mission statement, strategic initiatives and social responsibility. As one of a few female senior executives in the hydropower generation industry; Marlene brings more than 25+ years of global experience working with SME's, public corporations, merchant banks, social enterprises, NGO's and regulatory agencies. Prior to joining Hydro Power Technologies, Inc. (HPT), Marlene co-developed and led three start-up businesses in mining, technology and M/A sectors where she held senior roles with corporate finance, regulatory compliance, capital raise transactions and corporate resources . Marlene maintains professional association with Women's Executive Network WXN, Vancouver Board of Trade, 100 Women Who Care and Variety Children's Charity and retains licenses with the Canadian Securities Institute Series 7/63 ( NASD)- US securities broker, and alumni of Ivey Executive Leadership Program form Western University. Marlene holds a Bachelor of Education (Economics) from Simon Fraser University and an MBA from University of British Columbia in International Business. Serves on several boards of public and private companies, acts as an advisor and held senior leadership roles as COO, CFO and VP.

John Versfelt - Director

Mr. Versfelt is a Director, President and CEO of Credent; and a Director, Chairman, President and CEO of Cabo Drilling Corp., a Canadian drilling services company. He has been an officer of Cabo Drilling Corp. since 1992. He is a Director, President and CEO of International Millennium Mining Corp. (“IMMC”), a mineral exploration company and has been an officer of it since 1992. Both of these companies are British Columbia/Alberta reporting issuers trading on the TSX-Venture Exchange.

Mr. Versfelt is also currently a Director of Fortify Resources Inc., a reporting issuer in British Columbia, Alberta and Ontario, listed on the Canadian Securities Exchange. Mr. Versfelt was a director of Cabre Capital Corp., Avian Capital Inc., and Open EC Technologies Inc., and is currently the President of American Resource Management Consultants Inc., a private company that has provided management consulting, accounting, administration and paralegal/regulatory services to numerous private and public companies since 1982.

Mr. Versfelt earned a Bachelor of Arts (Commerce) from Simon Fraser University in 1976.

Item 8.01	Other Events

As of August 20, 2019, the Company’s current address is 4200 Morris Drive, Burlington, ONT L7L5L6 Canada and the telephone number is (888) 993-0989.

On January 13, 2020, the Company issued a Proxy Statement to all record holder shareholders as of December 31, 2019 to Ratify the new officers and directors of the Company and a vote to petition the Wyoming First District Court to Terminate the Custodianship. The shareholder meeting will be held on February 4th, 2020. Additionally, Hydro Power Technology, Inc. has appointed Mountain Share Transfer as Trustee for the 1 Billion shares obtained pursuant to the Securities Purchase Agreement with Michael Hough. Mountain Share Transfer will be issuing the Playbox(US), Inc. common stock to Hydro Power Technology, Inc. shareholders in return for Hydro Power Technology, Inc. shares, Mountain Share Transfer will be returning 500 Million of the 1 Billion shares to the Company treasury and will be holding the remaining shares to be determined future transfers by Hydro Power Technology, Inc. The Company will also be filing a civil complaint to return 32,000,000 shares of common stock to the Company for non-payment for shares issued in 2011. The Company has the original certificates which were never delivered.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Resignation Letter of Michael Hough dated August 22nd , 2019
99.2	Proxy Statement to Shareholders
99.3	Affidavit of Mailing January 13, 2020 for Record Shareholders on December 31, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24th , 2020	Playbox(US), Inc.

	By:	/s/ Michael Shamber
Name: Michael Shamber
Title: President

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